SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: September 7, 2011

(Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland	None
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Logitech International S.A.

Apples, Switzerland

c/o Logitech Inc.

6505 Kaiser Drive

Fremont, California 94555

(Address of principal executive offices and zip code)

(510) 795-8500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual General Meeting of Shareholders of Logitech International S.A. (Company) was held on September 7, 2011. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the Compensation Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2011

For	Against	Abstain	Broker Non-Votes
54,506,446	430,568	447,449	0
99.22%	0.78%	N/A	N/A

Proposal 2: Advisory vote on executive compensation

For	Against	Abstain	Broker Non-Votes
35,424,198	7,765,720	1,051,181	11,136,864
82.02%	17.98%	N/A	N/A

Proposal 3: Advisory vote on the frequency of future advisory votes on executive compensation

One Year	Two Years	Three Years	Abstention	Broker Non-Votes
42,434,232	389,631	740,939	676,296	11,136,865
97.40%	0.89%	1.70%	N/A	N/A

Proposal 4: Increase to the number of shares available for issuance under Employee Share Purchase Plans

For	Against	Abstain	Broker Non-Votes
42,152,027	1,218,844	876,728	11,136,864
97.19%	2.81%	N/A	N/A

Proposal 5: Authorization to exceed 10% holding of own share capital

For	Against	Abstain	Broker Non-Votes
21,684,767	10,917,138	348,483	11,136,864
66.51%	33.49%	N/A	N/A

Proposal 6: Appropriation of retained earnings without payment of a dividend

For	Against	Abstain	Broker Non-Votes
53,538,792	1,450,134	395,312	0
97.36%	2.64%	N/A	N/A

Proposal 7: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2011

For	Against	Abstain	Broker Non-Votes
39,564,022	2,193,004	622,514	0
94.75%	5.25%	N/A	N/A

Proposal 8.1: Re-election of Mr. Matthew Bousquette

For	Against	Abstain	Broker Non-Votes
43,004,105	616,988	612,636	11,136,863
98.59%	1.41%	N/A	N/A

Proposal 8.2: Re-election of Mr. Richard Laube

For	Against	Abstain	Broker Non-Votes
43,156,803	520,628	544,723	11,136,863
98.81%	1.19%	N/A	N/A

Proposal 9: Re-election of PricewaterhouseCoopers SA as auditors

For	Against	Abstain	Non-Votes
54,346,986	560,921	451,230	0
98.98%	1.02%	N/A	N/A

In addition, at the meeting a proposal from the floor was made under Swiss law to hold separate votes on each individual member of the Board of Directors and each Executive Officer in lieu of the omnibus vote under Proposal 7. Shareholders cast their votes on this proposal from the floor as follows:

For	Against	Abstain	Broker Non-Votes
928,286	33,787,140	18,961,250	N/A
2.67%	97.33%	N/A	N/A

Under Swiss law abstentions are not counted towards the calculation of the majority required for passage of the proposals.

In connection with the shareholder vote on Proposal No. 3, the Company determined that it shall hold an annual advisory vote on the Company’s executive compensation, until such time as the next advisory vote is submitted to the shareholders of the Company with regard to the frequency of future advisory votes on the Company’s executive compensation, or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Logitech International S.A.

/s/ Catherine Valentine
Catherine Valentine
General Counsel, Vice
President, Legal and
Secretary

September 12, 2011